SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     November 24, 2004
                                                  -----------------------

                       BestNet Communications Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                         001-15482              86-1006416
 ---------------------------    ----------------------        ------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



                 5075 Cascade Rd. SE, Suite A. Grand Rapids, MI    49546
                     --------------------------------------      --------
                    (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
                                                   --------------

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

           BestNet Corrected Announcement of Election of new President

Exhibits            Title

   99 Press release, issued by BestNet Communications Corporation Dated November 24, 2004

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer


     Date:  November 24, 2004